                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                           ---------------------------

       Date of Report (Date of earliest event reported) : January 15, 2004

                          MERRILL LYNCH DEPOSITOR, INC.
                     (ON BEHALF OF PPLUS TRUST SERIES HTZ-1)
             (Exact name of registrant as specified in its charter)

       DELAWARE                333-68854-10 AND 333-             13-3891329
                                       88166
   (State or other                  (Commission              (I. R. S. Employer
   jurisdiction  of                 File Number)             Identification No.)
    incorporation)

WORLD FINANCIAL CENTER,                                             10080
  NEW YORK,  NEW YORK                                            (Zip Code)
 (Address of principal
  executive offices)

                           --------------------------

       Registrant's telephone number, including area code: (212) 449-1000

                      INFORMATION TO BE INCLUDED IN REPORT

ITEM 1.           CHANGES IN CONTROL OF REGISTRANT

                  Not Applicable

ITEM 2.           ACQUISITION OF DISPOSITION OF ASSETS

                  Not Applicable

ITEM 3.           BANKRUPTCY OR RECEIVERSHIP

                  Not Applicable

ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

                  Not Applicable

ITEM 5.           OTHER EVENTS

                  99.1 Distribution to holders of the PPLUS Trust Series HTZ-1 on January 15, 2004.

ITEM 6.           RESIGNATION OF REGISTRANT'S DIRECTORS

                  Not Applicable

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  (a)      Financial statements of business acquired.

                           Not applicable

                  (b)      Pro forma financial information.

                           Not applicable.

                  (c)      Exhibits.

                           99.1 Trustee's report in respect of the January 15, 2004 distribution to holders of the PPLUS Trust Series HTZ-1.

ITEM 8.           CHANGE IN FISCAL YEAR

                  Not Applicable.

ITEM 9.                    SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

                  Not Applicable

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                 MERRILL LYNCH DEPOSITOR, INC.

    Date: 01/16/04                               By: /s/ Barry N. Finkelstein
                                                     Name:  Barry N. Finkelstein
                                                     Title: President

                                  EXHIBIT INDEX

                  99.1 Trustee's report in respect of the January 15, 2004 distribution to holders of the PPLUS Trust Series HTZ-1.